                                                                   EXHIBIT 99.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Quarterly Report on Form 10-Q of PC Connection, Inc. (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Kenneth Koppel, Chief Executive Officer of the Company, and Mark Gavin, Senior Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2002                                                                /s/  KENNETH KOPPEL
                                                                               ----------------------------------
                                                                                         Kenneth Koppel
                                                                                    Chief Executive Officer


Dated: August 14, 2002                                                                  /s/  MARK GAVIN
                                                                               ----------------------------------
                                                                                           Mark Gavin
                                                                                Senior Vice President and Chief
                                                                                       Financial Officer